UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2025

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41763	88-1368281
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu Seoul, Republic of Korea	07231
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +82-2564-8588

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 24, 2025, Global Interactive Technologies, Inc. (the “Company”) received written notice (the “Nasdaq Notification Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it did not timely file its Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”), as required for continued listing on The Nasdaq Stock Market pursuant to Nasdaq Listing Rule 5250(c)(1).

On April 30, 2025, we received written notice from Nasdaq notifying us that, based on the April 30, 2025 filing of the Form 10-K, we are now in compliance with Nasdaq rules.

A press release, dated May 5, 2025, disclosing the Company’s receipt of the Nasdaq notification letter referenced above is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 5, 2025.
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

Dated: May 5, 2025	By:	/s/ Taehoon Kim
		Name:	Taehoon Kim
		Title:	CEO

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